EXHIBIT 10.3


                              FIRST COMMERCE CORPORATION

                        SUPPLEMENTAL TAX-DEFERRED SAVINGS PLAN



               WHEREAS,   First   Commerce   Corporation   (the  "Company")

          maintains  the  First  Commerce Corporation Tax-Deferred  Savings

          Plan (the "401(k) Plan") for the benefit of eligible employees of the Company and of each  of its subsidiaries and affiliates (each such employer hereinafter included in the term "Employer"), under which (1) eligible employees can agree to have contributions made out of their compensation,  up  to  a  dollar  limit (the "dollar limit") set pursuant to Section 402(g)(1) and (5) of the Internal

          Revenue  Code  of  1986 ("the Code"), and (2) the Employers  make

          "Matching  Contributions"  equal  to  50%  of  the  first  5%  of compensation contributed as Tax-Deferred Contributions;



               WHEREAS,  the  Company  in 1989 established the Supplemental

          Tax-Deferred Savings Plan ("the  Plan"), a non-qualified deferred compensation plan, in order to (1)  enable employees prevented by the  dollar limit from contributing a  full  5%  of  compensation under  the  401(k)  Plan  to  contribute  the remainder on a tax-

          deferred basis, (2) provide for such contributions  to be matched as if they were contributed under the 401(k) Plan, and  (3) allow additional unmatched contributions by such employees;



               WHEREAS,  the  Plan  was amended July 31, 1991, and February

          25, 1992;



               WHEREAS, Code Section 401(a)(17) has been amended, effective

          January 1, 1994, to limit compensation  that  can  be  taken into account under the 401(k) Plan to $150,000, as adjusted after 1994 to reflect increases in the cost of living; and



               WHEREAS,  the  Company  wishes to allow all employees  whose compensation exceeds the said  $150,000  (as  adjusted)  limit to defer up to 10% of that excess and to make matching contributions with  respect  to such deferrals, and to allow eligible employees also to defer some or all of any bonus awarded to them;



               NOW, THEREFORE, First Commerce Corporation hereby amends and restates the Plan,  effective  January  1,  1994,  to read in its entirety as follows:



                                          I.

                                     DEFINITIONS



          1.1  The  term "Compensation" shall mean all amounts  treated  as

          "Base Compensation"  under the 401(k) Plan (but without regard to the dollar limit imposed  by Code Section 401(a)(17), and without deducting  Supplemental  Tax-Deferred  Contributions  under  this

          Plan),  plus  --  if a Participant  in  the  401(k)  Plan  was  a participant  during  the  same  calendar  year  in  an  unrelated employer's plan qualified under Code Section 401(k) -- the amount of such Participant's  compensation  with  the unrelated employer taken into account under the unrelated employer's plan.



          1.2  The term "Compensation Base" shall mean  $150,000,  adjusted after 1994 to reflect cost-of-living increases in the same way as the  compensation limit under Code Section 401(a)(17) is adjusted after 1994.



                                         II.

                                REGULAR PARTICIPATION



          2.1  Eligibility.    Every   participant   in   the  401(k)  Plan

          ("Participant") shall be eligible to participate in this Plan (an

          "Eligible Employee") in a year as of the pay period  in which his

          Compensation for the year exceeds the Compensation Base.



          2.2  Participation.  Participation must be elected separately for each  calendar  year.  In order to participate in the Plan  in  a year, an Eligible  Employee must sign a Supplemental Tax-Deferral

          Agreement-Regular  ("Agreement").    The   Agreement   shall   be

          effective  as  of  the  later  of (a) the first pay period in the calendar quarter following the signing  of  the Agreement, or (b)

          the first pay period in which he is an Eligible Employee for that year.


          2.3  Participation in Subsequent Calendar Quarters.   An Eligible

          Employee   who   has   elected  to  participate  can  modify  his

          participation for the year  by signing an Agreement effective the first day of the calendar quarter  beginning after the signing of

          the new Agreement.   Any Agreement that  is  not modified remains

          in effect through the end of the calendar year.



          2.4  Revocation.   An  Agreement  can  be revoked  at  any  time,

          effective as of the first day of the pay period following receipt

          of  the revocation by the Plan Administrator.   An  Employee  who

          revokes his Agreement during a year will not be allowed to resume participation until the next year.

               An  Agreement  shall be automatically revoked as of any date on which its implementation would disqualify the 401(k) Plan.



                                         III.

                                REGULAR CONTRIBUTIONS



          3.1  Supplemental  Tax-Deferred   Contributions.    In  order  to

          contribute  under  the  Plan  in  any  calendar year, an Eligible

          Employee must sign an Agreement by which  he agrees to reduce his

          Compensation by an amount, known as a "Supplemental  Tax-Deferred

          Contribution",  which  can  be  any  percentage  of  the Eligible

          Employee's  Compensation paid to him in the pay periods  affected

          by  the  election,   provided  that  the  total  of  an  Eligible

          Employee's Supplemental Tax-Deferred Contributions under the Plan as  of  any  date during  the  year  cannot  exceed  10%  of  his

          Compensation through  that  date  in  excess  of the Compensation

          Base.   An  Eligible  Employee  who  has  made Supplemental  Tax-

          Deferred  Contributions  shall  be  known  as  a   "Participating

          Employee".



          3.2  Supplemental  Matching  Contributions.   The Employer  shall

          make a Supplemental Matching Contribution equal to (a) 50% of the portion  of a Participating Employee's Supplemental  Tax-Deferred

          Contributions  for  a  pay  period  that  does  not  exceed 5% of

          Compensation  for  the  pay  period,  less (b) the amount of  any

          Matching Contributions under the 401(k)  Plan  for  the  same pay period.

                                         IV.

                             CONTRIBUTIONS OUT OF BONUSES



          4.1  Eligibility.  If a Participant's rate of pay as of January 1 of  a  calendar year is such that his total Compensation for  the year is  projected to exceed the Compensation Base for that year,

          the Participant  shall  be  eligible to make a contribution under this Plan out of any bonus paid for that year.



          4.2  Participation.  The election to make a contribution out of a

          Participant's bonus shall be  made  separately  for each calendar year.  In order to contribute, any eligible employee  must  elect to  do  so on a Supplemental Tax-Deferred Agreement-Bonus ("Bonus

          Agreement"),  signed  prior to the beginning of the calendar year during which the bonus  is  earned.  The Participant can elect to

          defer any percentage, up to 100%,  of  the  bonus.   The election

          shall  apply  whether  the  bonus is paid during the year  it  is

          earned  or  is  paid  in  the following  year.   No  Supplemental

          Matching  Contributions  shall   be   made   with  respect  to  a

          Supplemental Tax-Deferred Contribution that comes out of a bonus.



          4.3  Irrevocability of Election.  A Bonus Agreement  to  defer  a bonus  shall  be  irrevocable  as of the first day of the year to which the Bonus Agreement applies,  unless the Employee elects to revoke the Bonus Agreement and demonstrates  to  the satisfaction of  the Plan Administrator that he would suffer severe  financial hardship  if  the  Bonus  Agreement  is  not  revoked.  The Bonus

          Agreement  is  also  revoked  by  the  death  or  termination  of employment of Employee prior to the payment of the bonus.



                                      V. VESTING

          5.1  Vesting.  Supplemental Tax-Deferred Contributions  shall  be

          100%  vested  at  all times.  Supplemental Matching Contributions shall vest at the same  rate  as Matching Contributions under the

          401(k) Plan.  Even if vested, benefits  are  subject to claims of

          Company creditors, as provided in Section 9.1, below.



                                         VI.

                                 PLAN ADMINISTRATION



          6.1  Plan  Administrator.  The Plan Administrator  shall  be  the

          First Commerce  Corporation  Employee  Benefits  Committee, which shall make all decisions in connection with the administration of the Plan. including decisions concerning eligibility,  amounts of contributions,  and  payment of benefits.  The Plan Administrator shall have the sole authority  to  interpret  the Plan and all of its decisions shall be final and binding on all  persons affected thereby.



          6.2  Accounting.   The  Plan  Administrator  shall establish  and

          maintain a separate Supplemental Tax-Deferred Savings Account and

          Supplemental Matching Contribution Account for each Participating

          Employee,  to  which  shall  be  credited  his Supplemental  Tax-

          Deferred  Contributions and Supplemental Matching  Contributions,

          respectively.  Corresponding accounts shall be established in the

          Trust, as provided  in  Section 9.1, below, but the Participating

          Employee shall have no secured or vested interest in any specific asset of the Plan or Trust.

               A Participating Employee's  accounts shall be adjusted as of each Valuation Date under the 401(k) Plan to reflect increases or decreases in the value of the Participating  Employees'  accounts

          in  the  Trust.   To  the  greatest  extent  practical,  the same

          valuation  and  accounting  methods shall be used as are used  to recalculate account balances under the 401(k) Plan.

               In case of insolvency or  bankruptcy  of  an  Employer,  any payments  required to be made for the Employer's creditors out of

          the  Trust  shall   not   reduce  Participating  Employees'  Plan

          accounts, even though Participating Employees' Trust accounts are reduced proportionately.  If  because  of  payments  to  Employer creditors  a Participating Employee's Trust account is less  than his  Plan account,  the  difference  between  the  two  shall  be credited  with  interest  at  10%  per  annum, compounded at each annual Valuation Date.



          6.3  Reporting.   As  soon  as  practicable after  each  calendar

          quarter, the Plan Administrator shall  furnish each Participating

          Employee with a statement indicating the  total  amount allocated to his accounts under the Plan.



          6.4  Payment  of Expenses.  The Company shall pay,  or  reimburse the Plan Administrator  for,  any expenses reasonably incurred in the administration of the Plan.



                                         VII.

                                    DISTRIBUTIONS



          7.1  Termination   Benefit.    Upon    the   termination   of   a

          Participating  Employee's employment with  all  Employers  (other than by death),  the Participating Employee  shall be entitled to payment of his vested  Plan account balances.  Such payment shall be made in one lump sum,  as  soon as administratively convenient

          after the termination of employment.   Any unvested portion shall

          be  forfeited  and  returned  to  the  Participating   Employee's

          Employer.



          7.2  Death  Benefit.   If  a  Participating  Employee  dies while

          employed,  his  Plan  accounts shall be 100% vested and shall  be

          distributed to his Beneficiary.   He  may designate a Beneficiary

          on a form provided by the Plan Administrator.   In the absence of

          a   designated   Beneficiary   the   Beneficiary  shall  be   the

          Participating Employee's estate.



          7.3  Form of Distribution.  Distributions  shall  be  made in the form  of Company Stock to the extent the Participating Employee's

          Trust accounts are invested in Company Stock.  The balance of the benefit  shall  be  in cash.  If a Participating Employee's Trust account is smaller than  his  corresponding Plan account (because of a payment to Employer creditors),  the  difference between the account balances under the Plan and the Trust  shall  be paid out of his Employer's general assets.



                                        VIII.

                                    MISCELLANEOUS



          8.1  Assignment.  To the extent a Participating Employee  or  any other  person  acquires  a  contractual right to receive payments pursuant  to  the  Plan,  such right  shall  not  be  subject  to assignment, pledge (including  collateral  for a loan or security for the performance of an obligation), encumbrance  or  transfer.

          Any  attempt  to assign, pledge, encumber or transfer such  right shall not be recognized.



          8.2  Amendment.   The  Company,  through  its board of directors,

          shall  have the right to amend the Plan, including  discontinuing contributions  hereunder,  provided  that no such amendment shall reduce a Participating Employee's account  or  reduce the vesting of  the  account  and  provided that any such amendment  requires shareholder approval to meet the requirements of Rule 16b-3 under the Securities Exchange  Act  of 1934 or any successor rule, such

          amendment  shall  be  subject  to  approval   of   the  Company's

          shareholders.



          8.3  Governing  Law.  The Plan shall be governed by the  laws  of the State of Louisiana.



                                         IX.

                                       FUNDING



          9.1  Funding.  Participating  Employees  have  only  an unsecured right to receive benefits under the Plan from their Employer as a

          general  creditor  of  the  Employer.   An  amount  equal to  all

          Supplemental Tax-Deferred Contributions and Supplemental Matching

          Contributions   shall   be   deposited   in  the  First  Commerce

          Corporation Supplemental Tax-Deferred Savings Trust (the "Trust")

          established  by  the  Company  for  the purpose  of  funding  the

          Employers' obligations under the Plan,  and  shall  be  held  and invested  under  the  terms  of  the  First  Commerce Corporation

          Supplemental  Tax-Deferred  Savings Trust document,  as  amended.

          Participating Employees and their Beneficiaries, however, have no secured interest or special claim to the assets of the Trust, and the assets of the Trust relating  to  an Employer's Contributions shall be subject to the payment of claims of general creditors of the Employer upon its insolvency or bankruptcy.



                                          X.

                                 DEMAND FOR BENEFITS



          10.1 Demand   for   Benefits.   Benefits  upon   termination   of

          employment shall ordinarily  be  paid to a Participating Employee without the need for demand, and to a Beneficiary upon receipt of

          the   Beneficiary's   address   and   Social   Security   number.

          Nevertheless, a Participating Employee or a person claiming to be a Beneficiary who claims entitlement to a benefit under Paragraph

          7.1  or  7.2  can  file  a  claim  for  benefits  with  the  Plan

          Administrator.  The Plan Administrator shall accept or reject the claim within 30 days of its receipt.  If the claim is denied, the

          Plan Administrator shall give the reason  for denial in a written notice calculated to be understood by the claimant,  referring to

          the  Plan provisions that form the basis of the denial.   If  any

          additional  information  or  material is necessary to perfect the claim,  the Plan Administrator  will  identify  these  items  and explain why  such  additional material is necessary.  If the Plan

          Administrator neither  accepts  nor  rejects  the claim within 30 days, the claim shall be deemed to be denied.  Upon the denial of a claim, the claim may file a written appeal of  the denied claim

          to  the  Plan  Administrator  within 60 days of the denial.   The

          claimant shall have the opportunity  to be represented by counsel and  to  be  heard  at a hearing.  The claimant  shall  have  the opportunity to review  pertinent documents and the opportunity to

          submit issues and argue  against  the  denial  in  writing.   The

          decision  upon the appeal must be made no later than the later of

          (a) 60 days  after  receipt  of the request for review, or (b) 30 days after the hearing.  The Plan  Administrator  must set a date for  such a hearing within 30 days after receipt of  the  appeal.

          In no  event  shall  the date of the hearing be set later than 60 days after receipt of  the  notice.  If the appeal is denied, the

          denial shall be in writing.   If  an initial claim is denied, all

          subsequent reasonable attorney's fees and costs of the successful claims,  including  the  filing  of  the  appeal  with  the  Plan

          Administrator, and any subsequent litigation,  shall  be  paid by the  Employer unless the failure of the Employer to pay is caused by reasons beyond its control, such as insolvency or bankruptcy.

               THUS DONE AND SIGNED on this 20th day of December, 1993, in the presence of the undersigned competent witnesses.

          WITNESSES:                        FIRST COMMERCE CORPORATION


          _______________________________   BY:____________________________


          _______________________________   TITLE:_________________________


                                   ACKNOWLEDGEMENT
          STATE OF LOUISIANA
          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared: Ian Arnof, who being by me duly sworn did depose and state that he signed the foregoing First Commerce Corporation Supplemental Tax-Deferred Savings Plan as a free act and deed on behalf of First Commerce Corporation for the purposes therein set forth.

                                                /s/Ian Arnof
                                       ____________________________________

          Sworn to and subscribed before me
          this 20th day of December, 1993.

                /s/Marsha N. Hebert
          _________________________________
                    NOTARY PUBLIC